UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NovoCure Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2018>.NOVOCURE LIMITED

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 27, 2018

Date: May 31, 2018

Time: 9:00 am est

Location: NovoCure Limited

Second Floor, No. 4 The Forum

Grenville Street

St. Helier JE2 4UF

Jersey, Channel Islands

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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requesting a copy. Please choose one of the following methods to make your request:

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1. Notice & Proxy Statement 2. Annual Report 3. Form 10-K

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advisor. Please make the request as instructed above on or before May 17, 2018 to facilitate timely delivery.

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of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends

you vote FOR the following:

1. Election of two Class II and four

Class III Directors

Nominees

1A Asaf Danziger

1B William F. Doyle

1C David T. Hung

1D Sherilyn D. McCoy

1E Charles G. Phillips III

1F William A. Vernon

The Board of Directors recommends you

vote FOR proposals 2 and 3:

2 The approval and ratification of the

appointment, by the Audit Committee of

our Board of Directors, of Kost Forer

Gabbay & Kasierer, a member of Ernst &

Young Global, as the auditor and

independent registered public accounting

firm of the Company for the Company's

fiscal year ending December 31, 2018.

3 A non-binding advisory vote to approve

executive compensation.

The Board of Directors recommends you

vote 1 YEAR on the following proposal:

4 A non-binding advisory vote to approve

the frequency of the advisory vote on

executive compensation.

The Board of Directors recommends you

vote FOR the following proposal:

5 The approval of an amendment to our

Articles of Association to remove the

classified structure of our Board,

provide for the annual election of

directors and allow our Board to appoint

new directors between annual meetings.

NOTE: Such other business as may properly

come before the meeting or any adjournment

thereof.

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